Exhibit 99.1

Case 5:99-cv-00454-RT-Mc     Document 239     Filed 12/18/14     Page 1 of 7     Page ID #:1031

IN THE UNITED STATES DISTRICT COURT FOR THE

CENTRAL DISTRICT OF CALIFORNIA

LOS ANGELES—SPRING STREET DIVISION

DONNA CHARPIED, et al.,	)	Civ. No. ED CV 99-0454 RT (Mcx)
Plaintiffs,	)
)
v.	)	[ ] FINAL JUDGMENT
	)	AND ORDER OF DISMISSAL
UNITED STATES DEPARTMENT	)
OF INTERIOR, et al.,	)
Defendants.	)
)

NATIONAL PARKS	)	Civ. No. ED CV 00-0041 RT (Mcx)
CONSERVATION ASSN.	)
Plaintiff,	)
)
v.	)
BUREAU OF LAND	) )
MANAGEMENT, et al.,	)
Defendants.	)
)

Consistent with the Ninth Circuit’s rulings in its May 19, 2010 amended opinion, IT IS SO ORDERED AND ADJUDGED THAT:

Case 5:99-cv-00454-RT-Mc     Document 239     Filed 12/18/14     Page 2 of 7     Page ID #:1032

(1) Judgment is entered in favor of Plaintiffs in Case No. EDCV 99-0454 and Case No. EDCV 00-0041 with respect to Plaintiffs’ Federal Land Policy and Management Act (“FLPMA”) “highest and best use” claims and the following National Environmental Policy Act (“NEPA”) claims: (1) eutrophication; (2) statement of “purpose and need”; and (3) analysis of “reasonable range of alternatives.”

(2) Judgment is entered in favor of Defendants in Case No. EDCV 99-0454 and Case No. EDCV 00-0041 with respect to Plaintiffs’ FLPMA “public interest determination” claims and the following NEPA claims: (1) noise; (2) night lighting; (3) visual impacts; (4) desert tortoises; (5) air quality; (6) groundwater and (7) bighorn sheep.

(3) This Court’s Orders dated May 10, 2011 (ECF No. 181 in Case No. EDCV 99-0454 and ECF No. 95 in Case No. EDCV 00-0041) are hereby superseded and vacated in their entireties. The relief afforded by this Final Judgment and Order of Dismissal shall be the sole remedy granted for Plaintiffs’ claims.

(4) The subject land exchange and grant of rights of way and reversionary interests are vacated to the following extent:

(a) Patent 04-2000-0001, recorded in official records of Riverside County on October 13, 1999, as Document # 1999-452317, which conveyed approximately 3,841 acres of public lands to Kaiser Eagle Mountain, Inc., a Delaware Corporation, is cancelled in its entirety as of the date of this Order. The fee title to those lands which had been conveyed to Kaiser Eagle Mountain, Inc. in the patent are returned to their status as public lands belonging to the United States, subject to the federal mining claims and mill sites of Kaiser Eagle Mountain, Inc. and its successor in interest Kaiser Eagle Mountain, LLC, as existed immediately prior to issuance of the patent by the Bureau of Land Management (“BLM”). Any obligations, rights, or

FINAL JUDGMENT AND ORDER OF DISMISSAL CV 99-0454 RT & CV 00-0041 RT	- 2 -

Case 5:99-cv-00454-RT-Mc     Document 239     Filed 12/18/14     Page 3 of 7     Page ID #:1033

interests, including reinstatement of mining claims and mill sites as referenced in the “Relinquishment of Unpatented Mining Claims” document (executed by Kaiser Eagle Mountain, Inc. on August 26, 1999), in the land that were relinquished by Kaiser Eagle Mountain, Inc., effective on the issuance of Patent 04-2000-0001 and conditioned on the continuing validity of the Patent, are hereby fully reinstated in the name of Kaiser Eagle Mountain, Inc. or its successor in interest Kaiser Eagle Mountain, LLC, as the claims and sites existed immediately prior to issuance of the Patent by the BLM. Nothing associated with or arising from the relinquishment or reinstatement of the mining claims and mill sites, the issuance or cancellation of Patent 04-2000-0001, or ownership by Kaiser Eagle Mountain, Inc. or its successor in interest Kaiser Eagle Mountain, LLC of the lands covered by Patent 04-2000-001 for the period of time from and including October 13, 1999 to and including the effective date of this Order, shall be grounds for any future challenge to the validity of the mining claims and mill sites reinstated under this Order or the cancellation of Patent 04-2000-001.

(b) Patent 04-2000-0002, Recorded in Official Records of Riverside County on October 13, 1999, as Document # 1999-452318, which conveyed the federal reversionary interest in the Eagle Mountain Townsite to Kaiser Eagle Mountain, Inc., is cancelled in its entirety as of the date of this Order and the continuous seven-year period of non-use associated with any potential reversionary interest on the Eagle Mountain Townsite pursuant to Private Law 790 approved July 8, 1952 shall not include the period from and including October 13, 1999 to and including the effective date of this Order.

(c) Right of way grant CACA 25594 for the Eagle Mountain Railroad, issued to Kaiser Eagle Mountain, Inc. and approved by the BLM on December 9, 1998 pursuant to FLPMA, is hereby terminated in its entirety

FINAL JUDGMENT AND ORDER OF DISMISSAL CV 99-0454 RT & CV 00-0041 RT	- 3 -

Case 5:99-cv-00454-RT-Mc     Document 239     Filed 12/18/14     Page 4 of 7     Page ID #:1034

as of the date of this Order. Kaiser Eagle Mountain, Inc.’s rights and interests in right of way grant CACA 31926, issued jointly to the Metropolitan Water District of Southern California, and approved by the BLM on December 9, 1998, are hereby terminated as of the date of this Order. This Order does not in any way affect right of way LA 0121701 granted to Kaiser Steel Corporation on June 8, 1956 and lands conveyed to Kaiser Steel Corporation in Patent 1153422 executed on August 9, 1955, pursuant to Private Law 790 approved July 8, 1952 and the continuous seven-year period of abandonment or non-use associated with any potential reversionary interest pursuant to Private Law 790 and as reflected in right of way LA 012170l and in Patent 1153422, and shall not include the period from and including October 13, 1999 to and including the effective date of this Order.

(d) The 2,846 acres of land conveyed from Kaiser Eagle Mountain, Inc. to the United States in Grant Deed 30070 recorded in the official records of Riverside County on October 13, 1999 as Document 1999-452314 will remain in the ownership of the United States.

(e) The United States will restore or otherwise make arrangements to credit, without accruing interest, the cash equalization payment of $20,100.00 made by Kaiser Eagle Mountain, Inc. as part of the subject exchange.

(f) No payments or further transactions that involve the subject land exchange or the related transactions are required by, provided for, or enabled under this Order, including any mining claim maintenance fees that would have been required for the intervening assessment years had there been no land exchange.

(5) The United States and Kaiser Eagle Mountain, LLC (successor in interest to Kaiser Eagle Mountain, Inc.) shall take such other action as is reasonably necessary or appropriate to implement this Order, including, but not

FINAL JUDGMENT AND ORDER OF DISMISSAL CV 99-0454 RT & CV 00-0041 RT	- 4 -

Case 5:99-cv-00454-RT-Mc     Document 239     Filed 12/18/14     Page 5 of 7     Page ID #:1035

limited to, the execution and delivery of appropriate deeds, documents and other instruments and providing constructive notice of this Order in the official records of Riverside County by Kaiser Eagle Mountain, Inc., or its successors in interest, executing and recording a quit claim deed (or deeds) reconveying, to the United States, the lands and interests in land described in Patents 04-2000-0001 and 04-2000-0002 and the appropriate reflection in the BLM’s records of the reinstated mining claims and mill sites. The quit claim deed(s) shall reference or attach this Order.

(6) This Court retains jurisdiction for the purposes of resolving any claims that Plaintiffs may assert for attorneys’ fees and expenses pursuant to the Equal Access to Justice Act (“EAJA”), 28 U.S.C. § 2412, or any other basis, subject to this Court’s May 10, 2011 Orders (ECF No. 180 in Case No. EDCV 99-0454 and ECF No. 94 in Case No. EDCV 00-0041) concerning the procedure for briefing any such claims. Any threshold motion for attorneys’ fees and costs under EAJA or any other basis shall be filed no later than 60 days from the date of this Order, with any response due 45 days thereafter, and any reply due 30 days thereafter.

(7) Any and all claims in Plaintiffs’ Complaints, otherwise not specifically referenced above, in both Case No. EDCV 99-0454 and Case No. EDCV 00-0041, are dismissed with prejudice and the remand order and injunction are dissolved and are of no further force and effect as of the effective date of this Order.

IT IS SO ORDERED.

DATED:	12/18/14

/s/ Robert J. Timlin
ROBERT J. TIMLIN
United States District Judge

FINAL JUDGMENT AND ORDER OF DISMISSAL CV 99-0454 RT & CV 00-0041 RT	- 5 -

Case 5:99-cv-00454-RT-Mc     Document 239     Filed 12/18/14     Page 6 of 7     Page ID #:1036

    Case 5:99-cv-00454-RT-Mc     Document 181     Filed 05/10/11     Page l of 2     Page ID #:509

UNITED STATES DISTRICT COURT

FOR THE CENTRAL DISTRICT OF CALIFORNIA

DONNA CHARPIED, et al.	)	EDCV99-00454 RT
	)	EDCV 00-00041 RT
Plaintiffs,	)
	)	ORDER REMANDING BOTH ACTIONS
v.	)	TO DEFENDENT BUREAU OF LAND
	)	MANAGEMENT FOR PROCEEDINGS
UNITED STATES DEPARTMENT	)	CONSISTENT WITH THE NINTH
OF THE INTERIOR, et al.	)	CIRCUIT AMENDED OPINION DATED
	)	MAY 19, 2010
Defendants.	)
)
NATIONAL PARKS AND CONSERVATION ASSOCIATION,	) )
)
Plaintiff,	)
)
v.	)
)
BUREAU OF LAND MANAGEMENT,	)
et al.,	)
)
Defendants.	)
)

1

Case 5:99-cv-00454-RT-Mc     Document 239     Filed 12/18/14     Page 7 of 7     Page ID #:1037

    Case 5:99-cv-00454-RT-Mc     Document 181     Filed 05/10/11     Page 2 of 2     Page ID #:510

IT IS ORDERED THAT:

(1) Plaintiffs’ motions for summary judgment in case no. EDCV 99-0454 and case no. EDCV 00-0041 are GRANTED with respect to the FLPMA “highest and best use” claim and to the following NEPA issues: (1) eutrophication; (2) statement of “purpose and need”; and (3) analysis of “reasonable range of alternatives.” They are DENIED with respect to the FLPMA “public interest determination” claim and the following NEPA issues: (1) noise; (2) night lighting; (3) visual impacts; (4) desert tortoises; (5) air quality; (6) groundwater; and (7) Bighorn sheep;

(2) Defendants’ motions for summary judgment in case no. EDCV 99-0454 and case no. EDCV 00-0041 are GRANTED with respect to the FLPMA “public interest determination” claim and the following NEPA issues: (1) noise; (2) night lighting; (3) visual impacts; (4) desert tortoises; (5) air quality; (6) groundwater and (7) Bighorn sheep. They are DENIED with respect to the FLPMA “highest and best use” claim and the following NEPA issues: (1) eutrophication; (2) statement of “purpose and need”; and (3) analysis of “reasonable range of alternatives;”

(3) The subject land exchange and grant of rights of way and reversionary interests are set aside and Defendants are enjoined from engaging in any action that would change the character and use of the exchanged properties pending the Bureau of Land Management’s (“BLM”) preparation of a ROD consistent with the Ninth Circuit’s rulings in its May 19, 2010 amended opinion and an EIS which addresses the deficiencies in the subject Final EIS as noted by the Ninth Circuit;

(4) These actions are REMANDED to the BLM for proceedings consistent with the Ninth Circuit’s May 19, 2010 amended opinion; and

(5) The Court retains jurisdiction to resolve any legal challenges by Plaintiffs to the new ROD and EIS and to vacate or reaffirm the above-stated injunction and set aside Order.

DATED: May 10, 2011	/s/ ROBERT J. TIMLIN
ROBERT J. TIMLIN
UNITED STATES DISTRICT JUDGE

2